UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1523
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2023

Item 1. Report to Stockholders.

(a)

ANNUAL REPORT • MARCH 31, 2023

Hodges Fund
Small Cap Fund
Small Intrinsic Value Fund
Blue Chip Equity Income Fund

www.hodgesfunds.com

Hodges Capital — Managing Equity Funds Since 1992

Table of Contents

Shareholder Letter	1
Sector Allocations	8
Schedules of Investments	15
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	28
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	42
Expense Examples	43
Trustees and Executive Officers	45
Statement Regarding Liquidity Risk Management Program	48
Additional Information	49
Privacy Notice	51

Hodges Mutual Funds

Dear Board of Directors:

The past twelve months have proven to be volatile for U.S. stocks as market sentiment shifts daily between pricing in a hard, soft, or emergency landing for the economy. The S&P 500 declined by 7.73%, and the NASDAQ Composite was down 11.30% in the one year ending March 31, 2023, reflecting weakness in mega-cap tech stocks in 2022. As measured by the Russell 2000, small-caps fell 11.61% over the past year, lagging due to their cyclical sensitivity and exposure to regional banks. Value stocks have underperformed growth in recent months as economic uncertainty and tighter credit conditions have created an expectation that interest rates may stabilize and could contract by year-end if economic conditions worsen. While turbulence surrounding bank failures and systemic risk to financial markets is unsettling, we are pleased to report that the performance of three Hodges Mutual Funds exceeded their benchmarks for the twelve months ending March 31, 2023. Positive relative performance in several of our fund strategies was attributed to our steadfast focus on companies with sound business fundamentals and reasonable valuations.

It has been a whole year since the Fed started its tightening cycle, and capital markets have at least partially priced in one of the most anticipated recessions in the past forty years. However, there is still ample uncertainty regarding the trajectory of interest rates and the prospects for changing economic conditions in the months ahead. In our opinion, the first-quarter relief rally in many mega-cap tech stocks has been a function of a false flight to safety based on the anticipation that softer economic conditions could result in lower rates and higher valuations for growth stocks in the second half of 2023. We view the broad contraction in PE multiples relative to current interest rates over the past year as warranted. According to the most recent data published by FactSet, the S&P 500 is trading at approximately 17.8X forward earnings estimates compared to 19.5X a year ago and 21.2X at the beginning of 2022. The inverse of the current S&P 500 PE multiple reflects an earnings yield of 5.56%, which was still above the 10-year Treasury yield of 3.56% at the quarter-end. The big macro questions are now; Not if, but how much will the U.S. economy contract, and to what degree will it drag on corporate earnings and cash flow? We would point out that many businesses have spent the last six months cutting costs, scrutinizing capital expenditures, tightening supply chains, and cautiously managing inventories in anticipation of a slowdown. However, the inevitable contraction in bank lending and tighter credit will be challenging for businesses and industries dependent on accessing easy credit.

This sometimes creates opportunities for companies with conservative balance sheets, low-cost operations, and ample liquidity to weather a downturn. Our investment team’s recent discussions with public company management teams over the past few months suggest that labor costs are stabilizing. Many other input costs have also been moderated in recent months. Consumer spending increased last year due to excess savings built up during the pandemic but appears more challenging in 2023. The housing market has cooled down due to higher mortgage rates but does not appear to be overbuilt. The most recent Purchasing Managers Index (PMI), which measures the direction of economic trends in manufacturing and service sectors, fell below 46.3, a reading that has historically occurred during or just before a recession. Although the odds of a recession have risen this year, we believe many facets of manufacturing could undergo a renaissance over the next several years due to onshoring and nearshoring supply chains and an increase in infrastructure-related spending. It is also important to note that not every economic slowdown looks the same, and not every business will be affected the same by potential macro headwinds. In this environment, active portfolio management becomes essential to navigate quickly changing business conditions across many sectors. Furthermore, an economic slowdown and tighter credit conditions favor stocks with solid balance sheets whose underlying assets can produce stable cash flow and earnings. With this in mind, the Hodges Capital Management investment team has positioned our portfolios to benefit from shifting economic trends and secular and structural changes across different industries.

As we look at the balance of 2023, our portfolios remain laser-focused on fundamental investing and individual stock selection. Our investing approach involves spending little time predicting short-term fluctuations in interest rates, foreign currencies, or commodity prices. Instead, we pay close attention to how prices and, more importantly, the pricing power that our portfolio companies exhibit within the goods and services they produce. For many businesses, tighter credit conditions and a slowdown in demand could adversely impact profit margins and revenues in the months ahead. As a result, the investment team at Hodges Capital is rigorously looking for bargains in businesses that we believe are well-run and control their destiny by relying on ingenuity and well-calculated business decisions rather than day-to-day momentum in the economy or stock market. Despite challenging macro conditions, we are overweighting our portfolios with growth and value stocks that can create shareholder value.

During this time of ambiguity, investors in the Hodges Funds can be assured that we are not changing our core investment discipline, designed to seek out quality companies running great businesses with excellent management teams trading at reasonable prices. Furthermore, we see this as an ideal environment for active portfolio managers to carefully select individual stocks that we believe can generate long-term value for shareholders.

Hodges Mutual Funds

Returns (Retail Class) as of 03/31/2023:

					Since
	1 Year	3 Years	5 Years	10 Years	Inception
Hodges Fund
(HDPMX) 10/09/1992	-12.44%	36.33%	3.18%	8.72%	9.17%
S&P 500® Index	-7.73%	18.60%	11.19%	12.24%	10.06%
Hodges Small Cap Fund
(HDPSX) 12/18/2007	-4.68%	34.12%	7.18%	8.28%	8.98%
Russell 2000® Return Index	-11.61%	17.51%	4.71%	8.04%	7.33%
Hodges Small Intrinsic Value Fund
(HDSVX) 12/26/2013	-5.92%	38.98%	8.01%	—	8.25%
Russell 2000® Value Return Index	-12.96%	21.01%	4.55%	—	5.68%
Russell 2000® Index	-11.61%	17.51%	4.71%	—	6.27%
Hodges Blue Chip Equity Income Fund
(HDPBX) 09/10/2009	-4.96%	20.49%	10.53%	11.29%	10.97%
Russell 1000® Index	-8.39%	18.55%	10.87%	12.01%	12.76%

Average Annualized

	HDPSX	HDPMX	HDSVX	HDPBX
Gross Expense Ratio	1.38%	1.35%	2.05%	1.49%
Net Expense Ratio	1.36%*	1.17%*	1.29%*	1.30%*

*
The Advisor has contractually agreed to reduce its fees at least until July 31, 2023. This figure excludes Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses. The Advisor is permitted, with Board approval, to be reimbursed for fee reduction and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. Please see prospectus for details.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-811-0224. The Funds impose a 1.00% redemption fee on shares held for thirty days or less (60 days or less for Institutional Class shares). Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. See the Financial Highlights in this report for the most current expense ratios.

Hodges Mutual Funds

Hodges Fund (HDPMX)

The Hodges Fund’s twelve-month return amounted to a loss of 12.44% compared to a loss of 7.73% for the S&P 500 Index. Lackluster performance was attributed to a handful of consumer discretionary, materials, healthcare, and technology stocks. The Hodges Fund’s turnover was elevated over the past year to exploit prevailing market conditions. We have upgraded many portfolio holdings into stocks that we believe offer above-average returns relative to their downside risks over the next twelve to eighteen months.

The Hodges Fund’s portfolio managers remain laser-focused on investments where we have the highest conviction based on fundamentals and relative valuations. The number of positions held in the Fund decreased to 40 from 43 a the same time a year ago. On March 31, 2023, the top ten holdings represented 44.61% of the Fund’s holdings. They included Matador Resources Co (MTDR), Uber Technologies (UBER), Texas Pacific Land Corp (TPL), On Holding (ONON), On Semiconductor (ON), Encore Wire Corp (WIRE), Cleveland-Cliffs Inc (CLF), Chesapeake Energy Corp (CHK), Cinemark Holdings (CNK), and Eagle Materials Inc (EXP).

Hodges Fund vs S&P 500® Index
As of 03/31/2023

Hodges Mutual Funds

Hodges Small Cap Fund (HDPSX)

The Small Cap Fund’s one-year performance as of March 31, 2023, amounted to a loss of 4.68% compared to a loss of 11.61% for the Russell 2000 Index during the same period. Although small-caps have been underperforming large-cap stocks this year, we view the current risk-reward for holding quality small-cap stocks as attractive. While small-cap stocks tend to experience greater volatility during market turmoil, we expect this segment to generate above-average relative risk-adjusted returns over the long term.

The Hodges Small Cap Fund remains well diversified across industrials, transportation, healthcare, technology, and consumer-related names, which we expect to contribute to the Fund’s long-term performance. The Fund recently took profits in several stocks that appeared overvalued relative to their underlying fundamentals and established new positions with an attractive risk/reward profile. The Fund had a total of 51 positions on March  31, 2023. The top ten holdings amounted to 37.05% of the Fund’s holdings and included Eagle Materials Inc (EXP), Matador Resources (MTDR), SM Energy Co (SM), Taylor Morrison Home Corp (TMHC), On Holding (ONON), Texas Pacific Land Corp (TPL), Cleveland-Cliffs Inc (CLF), Vista Outdoor (VSTO), Hilltop Holdings Inc (HTH), and Encore Wire Corp (WIRE).

Hodges Small Cap Fund vs Russell 2000® Return Index
As of 03/31/2023

Hodges Mutual Funds

Hodges Small Intrinsic Value Fund (HDSVX)

Over the last twelve months, the Hodges Small Intrinsic Value Fund experienced a loss of 5.92% compared to a loss of 12.96% for the Russell 2000 Value Index. The Fund’s solid relative performance over the past year was attributed to several of the Fund’s material, consumer staples, and industrial stocks. The Fund held 49 positions on March 31, 2023. The top 10 holdings, excluding cash, represented 32.11% of the Fund’s holdings and included Eagle Materials Inc (EXP), Triumph Financial Inc (TFIN), Taylor Morrison Home Corp (TMHC), Builders FirstSource (BLDR), Brunswick Corp (BC), Chord Energy Corp (CHRD), Vista Outdoor Inc (VSTO), Cleveland-Cliffs Inc (CLF), Home Bancshares Inc (HOMB), and Treehouse Foods Inc (THS).

Hodges Small Intrinsic Value Fund vs
Russell 2000® Value Return Index & Russell 2000® Index
As of 03/31/2023

Hodges Mutual Funds

Hodges Blue Chip Equity Income Fund (HDPBX)

The Hodges Blue Chip Equity Income Fund experienced a negative annualized return of 4.96% compared to a loss of 8.39% for the Russell 1000 Index. Positive relative performance was attributed to sector allocation among energy and technology names. Although large-cap stocks have held up better than small and mid-cap stocks during the recent sell-off, we see the current investing landscape as offering plenty of attractive, high-quality dividend-paying stocks with solid upside potential. We expect underleveraged balance sheets and corporate profits across most blue-chip stocks to support stable dividends over the next several years. The Blue Chip Equity Income Fund remains well-diversified in companies that we believe can generate above-average income and total returns on a risk-adjusted basis. The Fund held 27 positions on March 31, 2023. The top ten holdings represented 49.15% of the Fund’s holdings and included Apple Inc (AAPL), Microsoft Corp (MSFT), Deere & Co (DE), Exxon Mobil Corp (XOM), Tesla (TSLA), Texas Instruments Inc (TXN), Novo Nordisk (NVO), Nvidia (NVDA), PepsiCo Inc (PEP), and Costco Wholesale (COST).

Hodges Blue Chip Equity Income Fund vs Russell 1000® Index
As of 03/31/2023

Hodges Mutual Funds

In conclusion, we remain optimistic regarding the long-term investment opportunities surrounding the Hodges Mutual Funds. By offering four distinct mutual fund strategies covering most segments of the domestic equity market, we can serve most financial advisors’ and individual investors’ diverse needs. Our entire investment team is rigorously studying companies, meeting with management teams, observing trends, and navigating today’s ever-changing financial markets. Feel free to contact us directly if we can address any specific questions.

Sincerely,

Craig Hodges		Eric Marshall, CFA
Co-Portfolio Manager		Co-Portfolio Manager

Gary Bradshaw	Chris Terry, CFA	Derek Maupin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of Eric Marshall, CFA, and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results, and is not a recommendation to buy or sell any security. Portfolio composition and company ownership in the Hodges Funds are subject to daily change.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in small and medium capitalization companies involve additional risks such as limited liquidity and greater volatility. Funds that are non-diversified are more exposed to individual stock volatility than a diversified fund.   Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery, involve greater risk.

Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may be appropriately priced or overvalued.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general. The Russell 1000 Index is a subset of the Russell 3000 Index and consists of the 1,000 largest companies comprising over 90% of the total market capitalization of all listed stocks. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2500 Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 3000 Index is a stock index consisting of the 3000 largest publicly listed companies, representing about 98% of the total capitalization of the entire U.S. stock market. You cannot invest directly in an index. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Price/earnings (P/E): The most common measure of how expensive a stock is.

Earnings Growth is not a measure of the Fund’s future performance.

Hodges Capital Management is the Advisor to the Hodges Funds.

Hodges Funds are distributed by Quasar Distributors LLC.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2023 (Unaudited)

(as a percentage of net assets)

Hodges Fund
(HDPMX)

Small Cap Fund
(HDPSX & HDSIX)

1  Other assets in excess of liabilities.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2023 (Unaudited)

(as a percentage of net assets)

Small Intrinsic Value Fund
(HDSVX)

Blue Chip Equity Income Fund
(HDPBX)

1  Other assets in excess of liabilities.

Hodges Fund (Unaudited)
Value of $10,000 vs. S&P 500® Index

Annualized Returns for the periods ended March 31, 2023

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(10/9/92)	(3/31/2023)
Hodges Fund	-12.44%	36.33%	3.18%	8.72%	9.17%	$23,063
S&P 500® Index	-7.73%	18.60%	11.19%	12.24%	10.06%	31,736

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Cap Fund – Retail Class (Unaudited)
Value of $10,000 vs. Russell 2000® Index

Annualized Returns for the periods ended March 31, 2023

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(12/18/07)	(3/31/2023)
Small Cap Fund – Retail Class	-4.68%	34.12%	7.18%	8.28%	8.98%	$22,148
Russell 2000® Index	-11.61%	17.51%	4.71%	8.04%	7.33%	21,661

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Cap Fund – Institutional Class (Unaudited)
Value of $1,000,000 vs. Russell 2000® Index

Annualized Returns for the periods ended March 31, 2023

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(12/12/08)	(3/31/2023)
Small Cap Fund – Institutional Class	-4.40%	34.50%	7.45%	8.58%	14.73%	$2,278,527
Russell 2000® Index	-11.61%	17.51%	4.71%	8.04%	11.39%	2,166,070

This chart illustrates the performance of a hypothetical $1,000,000 investment made on March 31, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Intrinsic Value Fund (Unaudited)
Value of $10,000 vs. Russell 2000® Index & Russell 2000® Value Index

Annualized Returns for the periods ended March 31, 2023

				Since Inception	Ending Value
	One Year	Three Year	Five Year	(12/26/13)	(3/31/2023)
Small Intrinsic Value Fund	-5.92%	38.98%	8.01%	8.25%	$20,843
Russell 2000® Index	-11.61%	17.51%	4.71%	6.27%	17,559
Russell 2000® Value Index	-12.96%	21.01%	4.55%	5.68%	16,677

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Blue Chip Equity Income Fund (Unaudited)
Value of $10,000 vs. Russell 1000® Index

Annualized Returns for the periods ended March 31, 2023

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(9/10/09)	(3/31/2023)
Blue Chip Equity Income Fund	-4.96%	20.49%	10.53%	11.29%	10.97%	$29,147
Russell 1000® Index	-8.39%	18.55%	10.87%	12.01%	12.76%	31,095

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2023

Shares		Value
COMMON STOCKS: 96.5%

Aerospace & Defense: 2.3%
100,000	Spirit AeroSystems
	Holdings, Inc. – Class A	$3,453,000

Airlines: 0.8%
116,063	Frontier Group Holdings, Inc. [1]	1,142,060

Apparel: 4.5%
220,000	On Holding AG – Class A [1]	6,826,600

Auto Manufacturers: 2.5%
75,000	General Motors Co.	2,751,000
5,000	Tesla, Inc. [1]	1,037,300
		3,788,300
Banks: 2.9%
40,000	Comerica, Inc.	1,736,800
25,000	Cullen/Frost Bankers, Inc.	2,633,500
		4,370,300
Building Materials: 6.7%
75,000	The AZEK Co., Inc. – Class A [1]	1,765,500
45,000	Builders FirstSource, Inc. [1]	3,995,100
30,000	Eagle Materials, Inc.	4,402,500
		10,163,100
Commercial Services: 3.9%
400,000	The GEO Group, Inc. [1]	3,156,000
150,000	Toast, Inc. – Class A [1]	2,662,500
		5,818,500
Computers: 1.6%
100,000	NCR Corp. [1]	2,359,000

Diversified Financial Services: 2.4%
70,000	The Charles Schwab Corp.	3,666,600

Electrical Components & Equipment: 4.3%
35,000	Encore Wire Corp.	6,486,550

Electronics: 2.5%
100,000	Coherent Corp. [1]	3,808,000

Entertainment: 2.9%
300,000	Cinemark Holdings, Inc. [1]	4,437,000

Healthcare Products: 1.7%
750,000	ViewRay, Inc. [1]	2,595,000

Internet: 10.4%
100,000	Revolve Group, Inc. – Class A [1]	2,630,000
500,000	Solo Brands, Inc. – Class A [1]	3,590,000
300,000	Uber Technologies, Inc. [1]	9,510,000
		15,730,000
Iron & Steel: 5.6%
350,000	Cleveland-Cliffs, Inc. [1]	6,415,500
40,000	Commercial Metals Co.	1,956,000
		8,371,500
Leisure Time: 7.7%
250,000	Norwegian Cruise Line Holdings Ltd. [1]	3,362,500
200,000	Topgolf Callaway Brands Corp. [1]	4,324,000
140,000	Vista Outdoor, Inc. [1]	3,879,400
		11,565,900
Lodging: 1.9%
25,000	Wynn Resorts Ltd. [1]	2,797,750

Mining: 2.7%
100,000	Freeport-McMoRan, Inc.	4,091,000

Oil & Gas Drilling: 2.1%
500,000	Transocean Ltd. [1]	3,180,000

Oil Companies Exploration & Production: 9.8%
70,000	Chesapeake Energy Corp.	5,322,800
200,000	Matador Resources Co.	9,530,000
		14,852,800
Oil Field Services: 0.7%
150,000	ProPetro Holding Corp. [1]	1,078,500

Pharmaceuticals: 0.8%
75,000	Takeda Pharmaceutical Co Ltd. [1]	1,236,000

Private Equity: 1.3%
200,000	P10, Inc. – Class A	2,022,000

Semiconductors: 6.4%
50,000	Micron Technology, Inc.	3,017,000
80,000	ON Semiconductor Corp. [1]	6,585,600
		9,602,600
Software: 1.8%
619,923	Upland Software, Inc. [1]	2,665,669

Telecommunications: 0.9%
40,000	Corning, Inc.	1,411,200

Textiles: 0.3%
564,641	The Dixie Group, Inc. [1]	429,127

U.S. Royalty Trusts: 5.1%
4,500	Texas Pacific Land Corp.	7,654,590

TOTAL COMMON STOCKS
(Cost $115,987,214)		145,602,646

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2023 (Continued)

		Notional
Shares		Amount	Value
CALL OPTIONS PURCHASED: 3.2%

Machinery – Diversified: 1.2%
1,000	AGCO Corp.,
	Expiration:
	May 2023,
	Exercise Price: $120.00
		$13,520,000	$1,830,000

Pharmaceuticals: 0.6%
250	Novo Nordisk A/S,
	Expiration:
	June 2023,
	Exercise Price: $125.00
		3,978,500	913,750

Semiconductors: 1.4%
250	NVIDIA Corp.,
	Expiration:
	June 2023,
	Exercise Price: $200.00
		6,944,250	2,090,625

TOTAL CALL OPTIONS PURCHASED
(Cost $3,883,810)			4,834,375

TOTAL INVESTMENTS IN SECURITIES: 99.7%
(Cost $119,871,024)			150,437,021
Other Assets in Excess of Liabilities: 0.3%			498,460
TOTAL NET ASSETS: 100.0%			$150,935,481

[1]	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2023

Shares		Value
COMMON STOCKS: 98.0%

Airlines: 3.2%
60,000	Alaska Air Group, Inc. [1]	$2,517,600
275,000	Frontier Group Holdings, Inc. [1]	2,706,000
25,000	Spirit Airlines, Inc.	429,250
		5,652,850
Apparel: 3.5%
200,000	On Holding AG – Class A [1]	6,206,000

Apparel & Shoe Retail: 2.1%
150,000	Shoe Carnival, Inc.	3,847,500

Automobile: 2.1%
17,000	Group 1 Automotive, Inc.	3,849,140

Banks: 7.9%
60,000	Comerica, Inc.	2,605,200
25,000	Cullen/Frost Bankers, Inc.	2,633,500
180,000	Hilltop Holdings, Inc.	5,340,600
57,000	Prosperity Bancshares, Inc.	3,506,640
		14,085,940
Building Materials: 5.0%
60,000	Eagle Materials, Inc.	8,805,000

Commercial Services: 3.4%
75,000	Lawson Products, Inc. [1]	3,409,500
150,000	Toast, Inc. – Class A [1]	2,662,500
		6,072,000
Computers: 1.5%
110,000	NCR Corp. [1]	2,594,900

Electrical Components & Equipment: 2.9%
28,000	Encore Wire Corp.	5,189,240

Electronics: 3.6%
50,000	Avnet, Inc.	2,260,000
170,000	Kimball Electronics, Inc. [1]	4,097,000
		6,357,000
Entertainment: 2.5%
300,000	Cinemark Holdings, Inc. [1]	4,437,000

Food: 3.9%
100,000	Sprouts Farmers Market, Inc. [1]	3,503,000
450,000	SunOpta, Inc. [1]	3,465,000
		6,968,000
Healthcare Products: 5.6%
150,000	Bausch + Lomb Corp. [1]	2,611,500
130,000	Inmode Ltd. [1]	4,154,800
50,000	STAAR Surgical Co. [1]	3,197,500
		9,963,800
Home Builders: 4.0%
185,000	Taylor Morrison Home Corp. [1]	7,078,100

Home Furnishings: 4.7%
140,000	Ethan Allen Interiors, Inc.	3,844,400
60,000	The Lovesac Co. [1]	1,734,000
11,000	RH [1]	2,679,050
		8,257,450
Insurance: 1.3%
45,868	Goosehead Insurance, Inc. – Class A [1]	2,394,310

Internet: 0.9%
60,000	Revolve Group, Inc. – Class A [1]	1,578,000

Iron & Steel: 5.5%
320,000	Cleveland-Cliffs, Inc. [1]	5,865,600
80,000	Commercial Metals Co.	3,912,000
		9,777,600
Leisure Time: 5.5%
30,000	Brunswick Corp.	2,460,000
125,000	Norwegian Cruise Line Holdings Ltd. [1]	1,681,250
200,000	Vista Outdoor, Inc. [1]	5,542,000
		9,683,250
Lodging: 1.6%
45,000	Boyd Gaming Corp.	2,885,400

Machinery – Diversified: 1.0%
10,000	Alamo Group, Inc.	1,841,600

Oil Companies Exploration & Production: 11.0%
175,000	Matador Resources Co.	8,338,750
350,000	Permian Resources Corp. – Class A	3,675,000
265,000	SM Energy Co.	7,462,400
		19,476,150
Packaging & Containers: 2.2%
150,000	Graphic Packaging Holding Co.	3,823,500

Restaurants: 1.2%
20,000	Texas Roadhouse, Inc.	2,161,200

Semiconductors: 4.8%
45,000	Diodes, Inc. [1]	4,174,200
40,000	Kulicke & Soffa Industries, Inc.	2,107,600
35,000	Silicon Motion
	Technology Corp. – ADR	2,293,200
		8,575,000
Software: 0.3%
120,000	Upland Software, Inc. [1]	516,000

Sporting Goods: 1.5%
40,000	Academy Sports & Outdoors, Inc.	2,610,000

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2023 (Continued)

Shares		Value
Telecommunications: 0.3%
70,000	DZS, Inc. [1]	$552,300

Transportation: 1.6%
40,000	Kirby Corp. [1]	2,787,999

U.S. Royalty Trusts: 3.4%
3,500	Texas Pacific Land Corp.	5,953,570
TOTAL COMMON STOCKS
(Cost $117,918,114)		173,979,799

TOTAL INVESTMENTS IN SECURITIES: 98.0%
(Cost $117,918,114)		173,979,799
Other Assets in Excess of Liabilities: 2.0%		3,565,057
TOTAL NET ASSETS: 100.0%		$177,544,856

ADR – American Depositary Receipt
[1]	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2023

Shares		Value
COMMON STOCKS: 96.5%

Apparel & Shoe Retail: 2.1%
31,000	Shoe Carnival, Inc.	$795,150

Banks: 13.3%
9,500	BancFirst Corp.	789,450
32,000	Hilltop Holdings, Inc.	949,440
48,000	Home Bancshares, Inc.	1,042,080
19,000	Texas Capital BancShares, Inc. [1]	930,240
24,000	Triumph Bancorp, Inc. [1]	1,393,440
		5,104,650
Beverages: 1.4%
138,000	Farmer Brothers Co. [1]	532,680

Building Materials: 7.4%
13,500	Builders FirstSource, Inc. [1]	1,198,530
11,100	Eagle Materials, Inc.	1,628,925
		2,827,455
Chemicals: 2.2%
20,800	AZZ, Inc.	857,792

Commercial Services: 4.7%
30,000	European Wax Center, Inc. – Class A	570,000
4,100	Herc Holdings, Inc.	466,990
150,000	Research Solutions, Inc. [1]	301,500
58,200	The GEO Group, Inc. [1]	459,198
		1,797,688
Computers: 1.8%
28,700	NCR Corp. [1]	677,033

Electrical Components & Equipment: 1.9%
4,000	Encore Wire Corp.	741,320

Electronics: 1.9%
30,000	Kimball Electronics, Inc. [1]	723,000

Engineering & Construction: 1.1%
50,000	Southland Holdings, Inc. [1]	420,000

Entertainment: 2.3%
60,900	Cinemark Holdings, Inc. [1]	900,711

Food: 8.2%
8,500	John B Sanfilippo & Son, Inc.	823,820
11,500	Sprouts Farmers Market, Inc. [1]	402,845
114,500	SunOpta, Inc. [1]	881,650
20,500	TreeHouse Foods, Inc. [1]	1,033,815
		3,142,130
Healthcare Products: 2.0%
44,100	Bausch + Lomb Corp. [1]	767,781

Home Builders: 3.2%
32,000	Taylor Morrison Home Corp. [1]	1,224,320

Home Furnishings: 4.1%
36,000	Ethan Allen Interiors, Inc.	988,560
19,350	Sleep Number Corp. [1]	588,434
		1,576,994
Insurance: 3.1%
18,000	Horace Mann Educators Corp.	602,640
40,000	Tiptree, Inc.	582,800
		1,185,440
Internet: 2.8%
75,000	CarParts.com, Inc. [1]	400,500
93,000	Solo Brands, Inc. – Class A [1]	667,740
		1,068,240
Iron & Steel: 4.5%
58,000	Cleveland-Cliffs, Inc. [1]	1,063,140
13,465	Commercial Metals Co.	658,438
		1,721,578
Leisure Time: 5.9%
14,000	Brunswick Corp.	1,148,000
40,000	Vista Outdoor, Inc. [1]	1,108,400
		2,256,400
Machinery – Diversified: 3.0%
100,100	GrafTech International Ltd.	486,486
20,100	Ichor Holdings Ltd. [1]	658,074
		1,144,560
Oil Companies Exploration & Production: 7.5%
12,000	Chesapeake Energy Corp.	912,480
8,500	Chord Energy Corp.	1,144,100
35,000	HighPeak Energy, Inc.	805,000
		2,861,580
Oil Field Services: 2.0%
105,000	ProPetro Holding Corp. [1]	754,950

Pharmaceuticals: 1.1%
18,100	Organon & Co.	425,712

Private Equity: 0.9%
35,000	P10, Inc. – Class A	353,850

Real Estate: 2.0%
38,000	Stratus Properties, Inc.	760,000

Semiconductors: 3.8%
10,800	Diodes, Inc. [1]	1,001,808
28,000	Photronics, Inc. [1]	464,240
		1,466,048
Telecommunications: 2.3%
26,100	Aviat Networks, Inc. [1]	899,405

TOTAL COMMON STOCKS
(Cost $33,048,131)		36,986,467

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2023 (Continued)

Shares	Value
WARRANTS: 0.1%
25,000	Southland Holdings, Inc.,
Expiration:
September 2026 [1]	$19,749

TOTAL WARRANTS
(Cost $15,185)	19,749

TOTAL INVESTMENTS IN SECURITIES: 96.5%
(Cost $33,063,316)	37,006,216
Other Assets in Excess of Liabilities: 3.5%	1,367,856
TOTAL NET ASSETS: 100.0%	$38,374,072

[1]	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2023

Shares		Value
COMMON STOCKS: 97.5%

Auto Manufacturers: 4.5%
6,000	Tesla, Inc. [1]	$1,244,760

Banks: 6.8%
3,000	The Goldman Sachs Group, Inc.	981,330
7,000	JPMorgan Chase & Co.	912,170
		1,893,500
Beverages: 3.9%
6,000	PepsiCo, Inc.	1,093,800

Building Products Retail: 5.9%
3,250	The Home Depot, Inc.	959,140
3,500	Lowe’s Companies, Inc.	699,895
		1,659,035

Computers: 7.1%
12,000	Apple, Inc.	1,978,800

Discount Retail: 3.6%
2,000	Costco Wholesale Corp.	993,740

Diversified Financial Services: 3.5%
6,000	American Express Co.	989,700

Insurance: 2.8%
4,000	Chubb Ltd.	776,720

Internet: 3.0%
8,000	Amazon.com, Inc. [1]	826,320

Machinery – Diversified: 5.9%
4,000	Deere & Co.	1,651,520

Oil Companies Exploration & Production: 1.8%
5,000	ConocoPhillips	496,050

Oil Companies Integrated: 5.9%
15,000	Exxon Mobil Corp.	1,644,900

Oil Refining & Marketing: 2.9%
8,000	Phillips 66	811,040

Pharmaceuticals: 9.9%
5,000	AbbVie, Inc.	796,850
8,000	Merck & Co., Inc.	851,120
7,000	Novo Nordisk A/S – Class A	1,113,980
		2,761,950
Pipelines: 3.4%
15,000	ONEOK, Inc.	953,100

Semiconductors: 11.3%
4,000	NVIDIA Corp.	1,111,080
10,000	Taiwan Semiconductor
	Manufacturing Co. Ltd. – ADR	930,200
6,000	Texas Instruments, Inc.	1,116,060
		3,157,340
Software: 8.6%
8,000	Activision Blizzard, Inc.	684,720
6,000	Microsoft Corp.	1,729,800
		2,414,520
Transportation: 6.7%
4,500	Union Pacific Corp.	905,670
5,000	United Parcel Service, Inc. – Class B	969,950
		1,875,620
TOTAL COMMON STOCKS
(Cost $18,047,661)		27,222,415

TOTAL INVESTMENTS IN SECURITIES: 97.5%
(Cost $18,047,661)		27,222,415
Other Assets in Excess of Liabilities: 2.5%		706,858
TOTAL NET ASSETS: 100.0%		$27,929,273

ADR – American Depositary Receipt
[1]	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2023

			Small	Blue Chip
		Small Cap	Intrinsic	Equity
	Hodges Fund	Fund	Value Fund	Income Fund

ASSETS
Investments in unaffiliated securities, at value	$150,437,021	$173,979,799	$37,006,216	$27,222,415
(Cost $119,871,024, $117,918,114, $33,063,316, and $18,047,661)
Cash	1,853,415	502,862	2,184,653	307,218
Receivables:
Investment securities sold	1,085,292	4,666,024	—	448,456
Fund shares sold	11,324	42,682	51,924	474
Dividends and interest	39,599	134,850	11,504	27,730
Prepaid expenses	14,657	23,424	20,044	11,648
Total assets	153,441,308	179,349,641	39,274,341	28,017,941

LIABILITIES
Payables:
Investment securities purchased	2,185,903	1,383,931	811,012	—
Fund shares redeemed	2,050	72,183	14,635	2,772
Investment advisory fees	82,209	148,503	17,581	8,059
Fund administration fees	12,161	16,786	969	4,029
Fund accounting fees	6,885	10,032	137	1,450
Distribution fees	130,629	73,527	22,015	18,410
Audit fees	25,797	25,804	23,800	23,800
Transfer agent fees	6,954	7,536	2,859	3,216
Custody fees	1,455	1,987	1,152	909
Chief Compliance Officer fees	1,875	1,874	1,875	1,875
Trustee fees	3,555	3,665	3,178	3,296
Distribution to shareholders	—	—	—	6,664
Sub-transfer agent fees	8,443	21,894	695	1,483
Other accrued expenses	37,911	37,063	361	12,705
Total liabilities	2,505,827	1,804,785	900,269	88,668
NET ASSETS	$150,935,481	$177,544,856	$38,374,072	$27,929,273

COMPONENTS OF NET ASSETS
Paid-in capital	$120,509,748	$114,680,488	$34,590,599	$19,534,540
Total distributable (accumulated) earnings (losses)	30,425,733	62,864,368	3,783,473	8,394,733
Total net assets	$150,935,481	$177,544,856	$38,374,072	$27,929,273
Net Asset Value (unlimited shares authorized):
Retail Class:
Net assets	$150,935,481	$139,428,303	$38,374,072	$27,929,273
Shares of beneficial interest issued and outstanding	2,937,950	7,280,106	2,285,467	1,550,521
Net asset value, offering price, and redemption price per share	$51.37	$19.15	$16.79	$18.01
Institutional Class:
Net assets	$—	$38,116,553	$—	$—
Shares of beneficial interest issued and outstanding	—	1,863,474	—	—
Net asset value, offering price, and redemption price per share	$—	$20.45	$—	$—

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2023

			Small	Blue Chip
		Small Cap	Intrinsic	Equity
	Hodges Fund	Fund	Value Fund	Income Fund

INVESTMENT INCOME
Dividends from unaffiliated securities	$1,334,770	$2,513,930	$498,070	$573,966
(net of $-, $95, $-, and $3,316 foreign withholding tax, respectively)
Other income	1,340	1,363	1,183	1,194
Total investment income	1,336,110	2,515,293	499,253	575,160

EXPENSES
Investment advisory fees	1,276,349	1,571,966	209,848	176,025
Distribution fees – Retail Class	375,397	360,227	61,720	67,702
Fund administration fees	79,188	105,308	20,956	26,018
Sub-transfer agent fees	70,409	157,654	8,406	8,024
Fund accounting fees	45,526	65,706	6,979	10,003
Transfer agent fees	43,391	47,247	19,135	19,563
Miscellaneous expenses	30,770	26,882	12,667	14,151
Registration expenses	25,711	43,171	22,404	20,263
Audit fees	23,644	23,644	23,645	23,645
Reports to shareholders	22,630	23,239	3,962	4,002
Trustees fees	19,772	20,562	17,784	17,945
Chief Compliance Officer fees	11,250	11,250	11,250	11,250
Interest expense	12,074	2,135	—	75
Legal fees	8,208	8,207	8,207	8,207
Custody fees	6,625	10,320	6,629	5,456
Insurance expenses	6,009	5,946	5,206	5,359
Total expenses	2,056,953	2,483,464	438,798	417,688
Less: fees waived	(285,080)	—	(120,325)	(65,638)
Net expenses	1,771,873	2,483,464	318,473	352,050
Net investment income (loss)	(435,763)	31,829	180,780	223,110

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Unaffiliated investments	2,116,282	10,493,744	(3,954)	(780,034)
Affiliated investments	(10,437)	—	—	—
Options written	191,699	—	—	—
Net realized gain (loss)	2,297,544	10,493,744	(3,954)	(780,034)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(22,860,120)	(21,028,141)	(930,891)	(1,073,740)
Affiliated investments	(2,791,232)	—	—	—
Options written	(180,123)	9,010	—	—
Net unrealized appreciation/depreciation	(25,831,475)	(21,019,131)	(930,891)	(1,073,740)
Net realized and unrealized gain (loss) on investments	(23,533,931)	(10,525,387)	(934,845)	(1,853,774)
Net increase (decrease) in net
assets resulting from operations	$(23,969,694)	$(10,493,558)	$(754,065)	$(1,630,664)

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2023	March 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(435,763)	$(1,697,688)
Net realized gain (loss) on transactions from:
Unaffiliated investments	2,116,282	20,597,653
Affiliated investments	(10,437)	(403,591)
Options written	191,699	318,088
Net change in unrealized appreciation/depreciations on:
Unaffiliated investments	(22,860,120)	(15,925,717)
Affiliated investments	(2,791,232)	3,761,573
Options written	(180,123)	64,257
Net increase (decrease) in net assets resulting from operations	(23,969,694)	6,714,575

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Retail Class	(685,796)	—
Total distributions to shareholders	(685,796)	—

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares – Retail Class [1]	(10,791,626)	(31,050,208)
Total increase (decrease) in net assets from capital share transactions	(10,791,626)	(31,050,208)
Total increase (decrease) in net assets	(35,447,116)	(24,335,633)

NET ASSETS
Beginning of year	186,382,597	210,718,230
End of year	$150,935,481	$186,382,597

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	164,324	$8,346,430	588,658	$35,381,517
Shares issued in reinvestment of distributions	13,359	666,867	—	—
Shares redeemed [2]	(403,531)	(19,804,923)	(1,096,789)	(66,431,725)
Net increase (decrease)	(225,848)	$(10,791,626)	(508,131)	$(31,050,208)

[2]	Net of redemption fees of $2,335 and $4,557, respectively.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2023	March 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$31,829	$(1,274,102)
Net realized gain (loss) on transactions from:
Unaffiliated investments	10,493,744	31,320,456
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(21,028,141)	(27,276,823)
Options written	9,010	—
Net increase (decrease) in net assets resulting from operations	(10,493,558)	2,769,531

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Retail Class	(8,378,272)	(29,838,464)
Net distributions to shareholders – Institutional Class	(2,211,622)	(8,325,118)
Total distributions to shareholders	(10,589,894)	(38,163,582)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares – Retail Class [1]	(5,232,890)	5,764,730
Increase (decrease) in net assets derived from net change
in outstanding shares – Institutional Class [1]	(4,021,260)	450,891
Total increase (decrease) in net assets from capital share transactions	(9,254,150)	6,215,621
Total increase (decrease) in net assets	(30,337,602)	(29,178,430)

NET ASSETS
Beginning of year	207,882,458	237,060,888
End of year	$177,544,856	$207,882,458

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	351,720	$7,149,799	938,955	$24,307,825
Shares issued in reinvestment of distributions	436,542	8,224,458	1,329,539	29,263,158
Shares redeemed [2]	(1,053,459)	(20,607,147)	(1,970,518)	(47,806,253)
Net increase (decrease)	(265,197)	$(5,232,890)	297,976	$5,764,730

[2]	Net of redemption fees of $13,806 and $7,785, respectively.

	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	281,217	$6,034,690	336,797	$8,610,140
Shares issued in reinvestment of distributions	106,459	2,139,821	336,027	7,842,879
Shares redeemed [3]	(589,820)	(12,195,771)	(637,935)	(16,002,128)
Net increase (decrease)	(202,144)	$(4,021,260)	34,889	$450,891

[3]	Net of redemption fees of $3,992 and $2,273, respectively.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2023	March 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$180,780	$15,462
Net realized gain (loss) on transactions from:
Unaffiliated investments	(3,954)	1,628,225
Affiliated investments	—	118,588
Net change in unrealized appreciation/depreciations on:
Unaffiliated investments	(930,891)	233,272
Affiliated investments	—	(38,800)
Net increase (decrease) in net assets resulting from operations	(754,065)	1,956,747

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Retail Class	(967,105)	(1,012,021)
Total distributions to shareholders	(967,105)	(1,012,021)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares – Retail Class [1]	22,518,447	472,817
Total increase (decrease) in net assets from capital share transactions	22,518,447	472,817
Total increase (decrease) in net assets	20,797,277	1,417,543

NET ASSETS
Beginning of year	17,576,795	16,159,252
End of year	$38,374,072	$17,576,795

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	1,489,965	$25,275,624	200,375	$3,616,763
Shares issued in reinvestment of distributions	58,150	956,580	54,864	986,448
Shares redeemed [2]	(219,688)	(3,713,757)	(230,002)	(4,130,394)
Net increase (decrease)	1,328,427	$22,518,447	25,237	$472,817

[2]	Net of redemption fees of $182 and $216, respectively.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2023	March 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$223,110	$166,416
Net realized gain (loss) on transactions from:
Unaffiliated investments	(780,034)	4,150,051
Net change in unrealized appreciation/depreciations on:
Unaffiliated investments	(1,073,740)	225,645
Net increase (decrease) in net assets resulting from operations	(1,630,664)	4,542,112

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Retail Class	(2,218,532)	(3,037,713)
Total distributions to shareholders	(2,218,532)	(3,037,713)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares – Retail Class [1]	1,638,069	2,540,049
Total increase (decrease) in net assets from capital share transactions	1,638,069	2,540,049
Total increase (decrease) in net assets	(2,211,127)	4,044,448

NET ASSETS
Beginning of year	30,140,400	26,095,952
End of year	$27,929,273	$30,140,400

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	133,388	$2,542,305	79,155	$1,701,034
Shares issued in reinvestment of distributions	123,619	2,101,392	137,990	2,874,038
Shares redeemed [2]	(165,645)	(3,005,628)	(96,479)	(2,035,023)
Net increase (decrease)	91,362	$1,638,069	120,666	$2,540,049

[2]	Net of redemption fees of $10 and $710, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$58.91	$57.39	$20.36	$37.76	$48.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.14)	(0.46)	(0.31)	(0.19)	(0.36)
Net realized and unrealized gain (loss) on investments	(7.17)	1.98	37.34	(17.21)	(7.15)
Total from investment operations	(7.31)	1.52	37.03	(17.40)	(7.51)

LESS DISTRIBUTIONS:
From net realized gain	(0.23)	—	—	—	(3.17)
Total distributions	(0.23)	—	—	—	(3.17)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$51.37	$58.91	$57.39	$20.36	$37.76
Total return	(12.44)%	2.70%	181.74%	(46.05)%	(14.45)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$150.9	$186.4	$210.7	$73.9	$177.4
Portfolio turnover rate	74%	96%	220%	107%	119%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.37%	1.35%	1.40%	1.37%	1.34%
After fees waived and expenses absorbed [3]	1.18%	1.17%	1.16%	1.18%	1.18%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.48)%	(0.93)%	(1.03)%	(0.75)%	(0.97)%
After fees waived and expenses absorbed [3]	(0.29)%	(0.76)%	(0.79)%	(0.56)%	(0.81)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]
Effective September 1, 2020, the Advisor contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.15% of the Retail Class’ daily net assets Effective September 1, 2021, the annual ratio of expenses returned to 1.18% of the Retail Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.35	$25.28	$10.10	$18.13	$19.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.01)	(0.15)	(0.13)	(0.07)	(0.12)
Net realized and unrealized gain (loss) on investments	(1.01)	0.56	15.31	(6.58)	(0.54)
Total from investment operations	(1.02)	0.41	15.18	(6.65)	(0.66)

LESS DISTRIBUTIONS:
From net realized gain	(1.18)	(4.34)	—	(1.38)	(0.72)
Total distributions	(1.18)	(4.34)	—	(1.38)	(0.72)
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$19.15	$21.35	$25.28	$10.10	$18.13
Total return	(4.68)%	1.12%	150.30%	(39.59)%	(2.96)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$139.4	$161.1	$183.2	$91.5	$354.5
Portfolio turnover rate	69%	67%	124%	81%	81%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.40%	1.38%	1.40%	1.33%	1.29%
After fees waived and expenses absorbed [3]	1.40%	1.36%	1.35%	1.33%	1.29%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.04)%	(0.62)%	(0.83)%	(0.43)%	(0.60)%
After fees waived and expenses absorbed [3]	(0.04)%	(0.60)%	(0.78)%	(0.43)%	(0.60)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]
Effective September 1, 2020, the Advisor contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.37% of the Retail Class’ daily net assets. Effective September 1, 2021, the annual ratio of expenses returned to 1.40% of the Retail Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

INSTITUTIONAL CLASS
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$22.66	$26.51	$10.56	$18.85	$20.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.05	(0.09)	(0.09)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.08)	0.58	16.04	(6.88)	(0.57)
Total from investment operations	(1.03)	0.49	15.95	(6.91)	(0.64)

LESS DISTRIBUTIONS:
From net realized gain	(1.18)	(4.34)	—	(1.38)	(0.72)
Total distributions	(1.18)	(4.34)	—	(1.38)	(0.72)
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$20.45	$22.66	$26.51	$10.56	$18.85
Total return	(4.40)%	1.34%	151.14%	(39.46)%	(2.76)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$38.1	$46.8	$53.8	$32.2	$105.0
Portfolio turnover rate	69%	67%	124%	81%	81%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.15%	1.12%	1.15%	1.09%	1.04%
After fees waived and expenses absorbed [3]	1.15%	1.11%	1.10%	1.09%	1.04%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.22%	(0.36)%	(0.58)%	(0.18)%	(0.35)%
After fees waived and expenses absorbed [3]	0.22%	(0.35)%	(0.53)%	(0.18)%	(0.35)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]
Effective September 1, 2020, the Advisor contractually agreed to limit the Institutional Class shares’ annual ratio of expenses to 1.12% of the Institutional Class’ daily net assets. Effective September 1, 2021, the annual ratio of expenses returned to 1.15% of the Institutional Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$18.37	$17.34	$6.84	$11.13	$13.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.13	0.02	(0.06)	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.24)	2.15	10.56	(4.28)	(1.47)
Total from investment operations	(1.11)	2.17	10.50	(4.29)	(1.55)

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.01)	—	(0.00)[2]	—
From net realized gain	(0.36)	(1.13)	—	—	(0.97)
Total distributions	(0.47)	(1.14)	—	(0.00)[2]	(0.97)
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$16.79	$18.37	$17.34	$6.84	$11.13
Total return	(5.92)%	12.56%	153.51%	(38.53)%	(10.91)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$38.4	$17.6	$16.2	$4.0	$13.7
Portfolio turnover rate	56%	62%	136%	115%	137%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.78%	2.05%	2.48%	2.43%	1.50%
After fees waived and expenses absorbed	1.29%	1.29%	1.29%	1.29%	1.29%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.24%	(0.67)%	(1.73)%	(1.21)%	(0.78)%
After fees waived and expenses absorbed	0.73%	0.09%	(0.54)%	(0.07)%	(0.57)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$20.66	$19.50	$13.11	$15.83	$15.86

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.15	0.12	0.13	0.15	0.12
Net realized and unrealized gain (loss) on investments	(1.28)	3.32	7.22	(1.56)	0.65
Total from investment operations	(1.13)	3.44	7.35	(1.41)	0.77

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.12)	(0.12)	(0.15)	(0.12)
From net realized gain	(1.37)	(2.16)	(0.84)	(1.16)	(0.68)
Total distributions	(1.52)	(2.28)	(0.96)	(1.31)	(0.80)
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$18.01	$20.66	$19.50	$13.11	$15.83
Total return	(4.96)%	17.59%	56.53%	(10.66)%	5.52%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$27.9	$30.1	$26.1	$18.8	$24.0
Portfolio turnover rate	53%	79%	67%	51%	44%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.54%	1.49%	1.64%	1.47%	1.48%
After fees waived and expenses absorbed	1.30%	1.30%	1.30%	1.30%	1.30%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.58%	0.39%	0.37%	0.73%	0.59%
After fees waived and expenses absorbed	0.82%	0.58%	0.71%	0.90%	0.76%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2023

NOTE 1 – ORGANIZATION

The Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund (each a “Fund” and collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Hodges Fund commenced operations on October 9, 1992. The Hodges Fund currently offers a Retail Class of shares only. The Small Cap Fund commenced operations on December 18, 2007. The Small Cap Fund currently offers two classes of shares: Retail Class and Institutional Class. The Retail Class commenced operations on December 18, 2007 and the Institutional Class commenced operations on December 12, 2008. The Small Intrinsic Value Fund commenced operations on December 26, 2013 and offers a Retail Class of shares only.  The Blue Chip Equity Income Fund commenced operations on September 10, 2009 and offers a Retail Class of shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Small Cap Fund, and Small Intrinsic Value Fund is long-term capital appreciation. The investment objective of the Blue Chip Equity Income Fund is to seek income and long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs, that are not traded on a listed exchange are valued at the last   sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Prior to the compliance date of Rule 2a-5 of the 1940 Act (“Rule 2a-5”) on September 8, 2022, the Board of Trustees (the “Board”) had delegated day-today valuation issues to a Valuation Committee of the Trust, which was comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee was to value securities where current and reliable market quotations were not readily available or the closing price did not represent fair value by following procedures approved by the Board. These procedures considered many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee were subsequently reviewed and ratified by the Board. The Valuation Committee served until September 7, 2022. Effective September 8, 2022, the Board approved Hodges Capital Management, Inc. (the “Advisor”), as the Fund’s valuation designee under Rule 2a-5 which shall determine fair value of securities for which readily available market quotes are not available in accordance with procedures approved by the Board.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models   or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its   entirety.

The following are summaries of the inputs used to value the Funds’ investments as of March 31, 2023. See the Schedules of Investments for industry breakouts.

Hodges Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$145,602,646	$—	$—	$145,602,646
Options	—	4,834,375	—	4,834,375
Total Investments in Securities	$145,602,646	$4,834,375	$—	$150,437,021

Small Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$173,979,799	$—	$—	$173,979,799
Total Investments in Securities	$173,979,799	$—	$—	$173,979,799

Small Intrinsic Value Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$36,986,467	$—	$—	$36,986,467
Warrants	19,749	—	—	19,749
Total Investments in Securities	$37,006,216	$—	$—	$37,006,216

Blue Chip Equity Income Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$27,222,415	$—	$—	$27,222,415
Total Investments in Securities	$27,222,415	$—	$—	$27,222,415

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, and to effect closing transactions. Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

Balance Sheet

Values of derivative instruments as of March 31, 2023:

Hodges Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2023		March 31, 2023
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:	Investments in unaffiliated
Call Options Purchased	securities, at value	$4,834,375	None	$—
Total		$4,834,375		$—

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2023:

Hodges Fund

Change in Unrealized
	Location of Gain	Realized Gain	Appreciation/Depreciation
	(Loss) on Derivatives	(Loss) on Derivatives	on Derivatives
Derivative Instruments	Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts:	Realized and Unrealized
Call Options Purchased	Gain (Loss) on Investments	$435,267	$(871,319)

Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	191,699	(180,123)

Small Cap Fund

Change in Unrealized
	Location of Gain	Realized Gain	Appreciation/Depreciation
	(Loss) on Derivatives	(Loss) on Derivatives	on Derivatives
Derivative Instruments	Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts:	Realized and Unrealized

Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	$ —	$ 9,010

The average absolute notional value of options held and written during the year ended March 31, 2023 was $21,592,368 in the Hodges Fund.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

The Funds do not isolate net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Such fluctuations are included with the net realized gain or loss from investments. Net fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes  has been made.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year.

As of fiscal year end March 31, 2023, the Funds deferred, on a tax basis, late year and post-October losses of:

	Late Year Losses	Post-October Losses
Hodges Fund	$228,761	$—
Small Cap Fund	198,014	—
Small Intrinsic Value Fund	—	59,363
Blue Chip Equity Income Fund	—	—

As of fiscal year end March 31, 2023, the Funds had the following capital loss carryovers available for federal income tax purposes, which do not expire:

Capital Loss Carryovers
	Short-Term	Long-Term
Hodges Fund	$—	$—
Small Cap Fund	—	—
Small Intrinsic Value Fund	—	—
Blue Chip Equity Income Fund	780,021	—

As of March 31, 2023, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three fiscal years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2023, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Hodges Fund, Small Cap Fund, and Small Intrinsic Value Fund are normally declared and paid on an annual basis. Distributions to shareholders from net investment income for the Blue Chip Equity Income Fund normally are declared and paid on a quarterly basis. Distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Options Contracts. The Funds may purchase call and put options on securities and indices. As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. As  a holder of a put option, each Fund has the right to sell the underlying security at the exercise price at any time until the expiration date. The Funds may enter into closing sale transactions with respect to such options, exercise such options, or permit such options to expire. If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. Each Fund may write (sell) covered put and call options on securities, security indices, and currencies in which it may invest. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

G.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ  from those estimates.

H.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on  the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Hodges Fund Retail Class, Small Cap Fund Retail Class, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 30 calendar days after purchase. The Institutional Class of the Small Cap Fund charges a redemption fee equal to 1% of the net amount of redemptions if redeemed within 60 calendar days after purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.
Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 202203 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on their financial statements.

K.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2022, the following adjustments were made [1].

	Total Distributable Earnings	Paid-in Capital
Hodges Fund	$(36,933)	$36,933
Small Cap Fund	(2,611,161)	2,611,161
Small Intrinsic Value Fund	(63,334)	63,334
Blue Chip Equity Income Fund	1,053	(1,053)

[1]	These differences are primarily due to adjustments for net operating losses, foreign currency, equalization and reclassification of dividends.

L.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and 0.65% for the Blue Chip Equity Income Fund, based upon the average daily net assets of each Fund. Effective as of September 1, 2020, the Advisor has contractually agreed to lower its management fee in the Hodges Fund and Small Cap Fund from 0.85% to 0.82% until August 31, 2022 (the “Management Fee Waiver”). This contractual waiver may not be terminated without the approval of the Board. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

pursuant to the advisory fee waiver agreement. Effective September 1, 2022, the Management Fee Waiver was terminated. For the year ended March 31, 2023, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit Fund expenses as follows by reducing all or a portion of its fees and reimbursing the Fund expenses so that its ratio of expenses to average net assets will not exceed:

Hodges Fund	0.93% [1]
Small Cap Fund Retail Class	1.15% [1]
Small Intrinsic Value Fund	1.04%
Blue Chip Equity Income Fund	1.05%

[1]	Prior to the termination of the Management Fee Waiver, these amounts were 0.90% and 1.12% for the Hodges Fund and Small Cap Fund, respectively.

Any fees waived and/or any Fund expenses absorbed (excluding any fees waived under the Management Fee Waiver) by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board’s review and approval. For the year ended March 31, 2023, the amount of fees waived and expenses reimbursed by the Advisor are disclosed in the Statements of Operations.  Amounts due from the Advisor are paid monthly to the Funds, if applicable.

At March 31, 2023, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund that may be recouped was $965,782, $71,950, $381,356, and $200,834, respectively. The Advisor may recapture portions of the above amounts no later than the dates stated below:

	March 31, 2024	March 31, 2025	March 31, 2026
Hodges Fund	$302,379	$378,323	$285,080
Small Cap Fund	61,633	10,317	—
Small Intrinsic Value Fund	132,627	128,404	120,325
Blue Chip Equity Income Fund	80,210	54,986	65,638

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended March 31, 2023, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that each Fund’s Retail Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of each Fund. The fee is paid to the Distributor for the sale and distribution of a Fund’s shares and services it provides to shareholders. Fees paid by the Funds to the Distributor for services for the year ended March 31, 2023, are disclosed in the Statements of Operations. For the year ended March 31, 2023, First Dallas Securities, an affiliate of the Advisor, received $78,132, $71,872, $9,849, and $13,784 in distribution fees from the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund, respectively.

Each Fund has entered into sub-transfer agent arrangements (the “Arrangements”), for sub-transfer agent fees paid to third-party intermediaries, with respect to each Fund. All Arrangements must be approved by the Board. For the year ended March 31, 2023, sub-transfer agent fees incurred by the Funds are disclosed in the Statements of Operations.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

For the year ended March 31, 2023 First Dallas Securities received $114,306, $67,486, $15,514, and $4,133 in brokerage commissions with respect to the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund for portfolio transactions, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated Fund under specific conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another Fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees, and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2023, the Small Cap Fund and Small Intrinsic Value Fund engaged in the following securities purchases and sales. The Hodges Fund and Blue Chip Equity Income Fund did not engage in any securities purchases or sales pursuant to these procedures for the year ended March 31, 2023.

	Purchases	Sales
Small Cap Fund	$—	$429,600
Small Intrinsic Value Fund	429,600	—

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale or maturity of securities for the Funds, excluding short-term investments, for the year ended March 31, 2023, were as follows:

	Purchases	Sales
Hodges Fund	$108,427,228	$115,996,481
Small Cap Fund	127,535,727	148,102,564
Small Intrinsic Value Fund	34,300,343	13,059,799
Blue Chip Equity Income Fund	14,326,255	15,225,811

There were no purchases or sales of U.S. Government obligations for any of the Funds for the year ended March 31, 2023.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2023, and the year ended March 31, 2022, for each Fund were as follows:

Hodges Fund	March 31, 2023	March 31, 2022
Distributions paid from:
Ordinary income	$685,796	$—
Total	$685,796	$—

Small Cap Fund	March 31, 2023	March 31, 2022
Distributions paid from:
Long-term capital gain [1]	$10,589,894	$24,601,714
Ordinary income	—	13,561,868
Total	$10,589,894	$38,163,582

Small Intrinsic Value Fund	March 31, 2023	March 31, 2022
Distributions paid from:
Long-term capital gain [1]	$508,617	$760,153
Ordinary income	458,488	251,868
Total	$967,105	$1,012,021

Blue Chip Equity Income Fund	March 31, 2023	March 31, 2022
Distributions paid from:
Long-term capital gain [1]	$1,816,609	$1,765,782
Ordinary income	401,923	1,271,931
Total	$2,218,532	$3,037,713

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

As of the year end March 31, 2023, the components of distributable earnings on a tax basis were as follows 1:

	Hodges Fund	Small Cap Fund
Cost of Investments	$121,011,343	$118,864,603
Gross tax unrealized appreciation	42,510,508	59,665,028
Gross tax unrealized depreciation	13,084,830	4,549,832
Net unrealized appreciation	29,425,678	55,115,196
Undistributed ordinary income	—	—
Undistributed long-term capital gain	1,228,816	7,947,186
Total distributable earnings	1,228,816	7,947,186
Other accumulated gains/(losses)	(228,761)	(198,014)
Total accumulated gains	$30,425,733	$62,864,368

	Small Intrinsic	Blue Chip Equity
	Value Fund	Income Fund
Cost of Investments	$33,163,380	$18,047,661
Gross tax unrealized appreciation	6,323,304	9,238,098
Gross tax unrealized depreciation	2,480,468	63,344
Net unrealized appreciation	3,842,836	9,174,754
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated gains/(losses)	(59,363)	(780,021)
Total accumulated gains	$3,783,473	$8,394,733

[1]	The difference between book basis and tax basis unrealized appreciation was primarily attributable to the treatment of wash sale adjustments and straddle loss deferrals.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies are those that are “affiliated persons” as defined in Section 2(a)(3) of the 1940 Act. They include, among other entities, issuers 5% or more of whose outstanding voting shares are held by the Fund. For the year ended March 31, 2023, the Funds’ had the following transactions with affiliated companies:

Hodges Fund

	Share						Change in
	Balance	Value				Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Corporate	Gain	Appreciation/	March 31,	Dividend
Common Stocks	2023	2022	sitions	sitions	Actions	(Loss)	Depreciation	2023	Income
The Dixie
Group, Inc. [1,2]	564,641	$3,100,000	$—	$(328,639)	$—	$(1,941,979)	$(400,255)	$429,127	$—
Luby’s, Inc. [1,2]	—	3,732,314	—	(2,952,879)	(320,000)	1,931,542	(2,390,977)	—	—
Total						$(10,437)	$(2,791,232)	$429,127	$—

[1]	Non-income producing security.
[2]	Security was not considered an affiliate at March 31, 2023, but was considered an affiliate at March 31, 2022.

The Hodges Fund did not have investments in majority-owned subsidiaries or other controlled companies.

The Small Cap Fund, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund had no transactions with affiliated companies during the year ended March 31, 2023.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility activity for the year ended March 31, 2023, was as follows:

		Small	Small Intrinsic	Blue Chip Equity
	Hodges Fund	Cap Fund	Value Fund	Income Fund
Maximum available credit	$20,000,000	$30,000,000	$1,000,000	$2,000,000
Largest amount outstanding on an individual day	2,406,000	887,000	14,000	271,000
Average balance when in use	333,913	229,517	14,000	165,750
Credit facility outstanding as of March 31, 2023	—	—	—	—
Average interest rate when in use	5.97%	6.51%	6.25%	6.50%

Interest expense for the year ended March 31, 2023, is disclosed in the Statements of Operations, as applicable.

Hodges Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Hodges Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, and Hodges Blue Chip Equity Income Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedule of investments, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2023

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/2022-3/31/2023).

Actual Expenses

The “Actual” lines of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by Fund Services. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them for the Hodges Fund, Small Cap Fund Retail Class, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Institutional Class of the Small Cap Fund. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The “Hypothetical” lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hodges Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/22	3/31/23	10/1/22 – 3/31/23 [1]
HDPMX:
Actual	$1,000.00	$1,217.50	$6.52
Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	5.94

[1]
Expenses are equal to the expense ratio for the most recent six-month period of 1.18% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2023 (Unaudited)

Small Cap Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/22	3/31/23	10/1/22 – 3/31/23 [2]
HDPSX:
Retail Class Actual	$1,000.00	$1,174.30	$7.59
Retail Class Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.04

HDSIX:
Institutional Class Actual	1,000.00	1,176.60	6.24
Institutional Class Hypothetical (5% annual return before expenses)	1,000.00	1,019.20	5.79

[2]
Expenses are equal to the expense ratio for the most recent six-month period of 1.40% for the Retail Class, and 1.15% for the Institutional Class, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Small Intrinsic Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/22	3/31/23	10/1/22 – 3/31/23 [3]
HDSVX:
Actual	$1,000.00	$1,113.60	$6.80
Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.49

[3]
Expenses are equal to the expense ratio for the most recent six-month period of 1.29% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Blue Chip Equity Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/22	3/31/23	10/1/22 – 3/31/23 [4]
HDPBX:
Actual	$1,000.00	$1,189.80	$7.10
Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	6.54

[4]
Expenses are equal to the expense ratio for the most recent six-month period of 1.30% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office(2) and		Complex(3)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address And Age	Trust(1)	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of the Governing Council,	4	Independent
(born 1955)		Term;	Independent Directors Council (since 2020);		Director, Muzinich
c/o U.S. Bank Global		Since	formerly, President, owner of a registered		BDC, Inc.
Fund Services		November	investment adviser, Productive Capital		(2019 to present);
615 East Michigan Street		2018.	Management, Inc. (2010 to 2013); formerly, Chief		Independent
Milwaukee, WI 53202	Chairperson	Indefinite	Administrative Officer, Senior Vice President and		Trustee for the
		Term;	Senior Managing Director of Allegiant Asset		William Blair
		Since	Management Company (merged with PNC		Funds (2013 to
		February	Capital Advisors, LLC in 2009); formerly, Chief		present)
		2023.	Administrative Officer, Chief Compliance Officer		(18 series).
and Senior Vice President of PNC Funds and PNC
Advantage Funds (f/k/a Allegiant Funds)
(registered investment companies).
Eric W. Falkeis	Trustee	Indefinite	Chief Growth Officer, Tidal Financial Group	4	Interested Trustee,
(born 1973)		Term;	(2022 to present); Chief Executive Officer, Tidal		Tidal ETF Trust II
c/o U.S. Bank Global		Since	ETF Services LLC (2018 to present); formerly,		(2022 to present)
Fund Services		September	Chief Operating Officer, Direxion Funds		(7 series);
615 East Michigan Street		2011.	(2013 to 2018); formerly, Senior Vice President		Independent
Milwaukee, WI 53202			and Chief Financial Officer (and other positions),		Director, Muzinich
			U.S. Bancorp Fund Services, LLC (1997 to 2013).		BDC, Inc. (2019
to present);
Interested Trustee,
Tidal ETF Trust
(2018 to Present)
(36 series); Former
Interested Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion
Insurance Trust
(2013 to 2018).
Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly, Executive Vice President,	4	Independent
(born 1950)		Term;	Investment Company Administration, LLC		Director, Muzinich
c/o U.S. Bank Global		Since	(mutual fund administrator).		BDC, Inc.
Fund Services		May 1991.			(2019 to present);
615 East Michigan Street					Independent
Milwaukee, WI 53202					Trustee,
AMG Funds
(1993 to present)
(42 series).

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office(2) and		Complex(3)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address And Age	Trust(1)	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Ashi S. Parikh	Trustee	Indefinite	Investment professional; formerly, Chief	4	Board of Directors
(born 1966)		Term;	Executive and Chief Investment Officer and		Member,
c/o U.S. Bank Global		Since	various other positions, RidgeWorth Investments,		Investment
Fund Services		June 2020.	LLC (global investment management firm)		Working Group,
615 East Michigan Street			(2006 to 2017); formerly, Chief Investment Officer		The Ohio State
Milwaukee, WI 53202			Institutional Growth Equities, Eagle Asset		University
			Management (investment management firm);		Endowments and
			formerly Sr. Managing Director, Growth Equities,		Foundation
			Banc One Investment Advisors		(2016 to present);
			(investment management firm).		Board of Directors,
World Methodist
Council,
Investment
Committee
(2018 to present);
Independent
Trustee, PNC
Funds (2018 to
2019) (32 series);
Interested Trustee,
RidgeWorth Funds
(2014 to 2017)
(35 series).
Cynthia M. Fornelli	Trustee	Indefinite	Independent Director of TriplePoint Venture	4	Independent
(born 1960)		Term;	Growth BDC Corp. (2019 to present); Retired;		Director,
c/o U.S. Bank Global		Since	formerly, Executive Director of the Center for		TriplePoint
Fund Services		January	Audit Quality (2007 to 2019); formerly, Senior		Private Venture
615 East Michigan Street		2022.	Vice President of Regulatory Conflicts Management		Credit, Inc.
Milwaukee, WI 53202			at Bank of America (2005 to 2007); formerly,		(2020 to present).
Deputy Director, Division of Investment
Management with the U.S. Securities and
Exchange Commission (1998 to 2005).
Officers of the Trust
Jason F. Hadler	President &	Indefinite	Senior Vice President and Head of Client	Not	Not
(born 1975)	Principal	Term;	Experience, U.S. Bank Global Fund Services,	Applicable.	Applicable.
c/o U.S. Bank Global	Executive	Since	since March 2022; Senior Vice President and
Fund Services	Officer	September	Head of Fund Services Fund Administration
615 East Michigan Street		2021.	Department, U.S. Bank Global Fund Services
Milwaukee, WI 53202			(December 2003 to March 2022).
Carl G. Gee, Esq.	Secretary	Indefinite	Assistant Secretary of the Trust (2020 to 2021);	Not	Not
(born 1990)	& Vice	Term;	Assistant Vice President and Counsel,	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	U.S. Bank Global Fund Services since
Fund Services		February	August 2016; Summer Associate, Husch
615 East Michigan Street		2021.	Blackwell LLP (2015); Law Clerk, Brady
Milwaukee, WI 53202			Corporation (global printing systems, labels
and safety products company) (2014 to 2015).

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office(2) and		Complex(3)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address And Age	Trust(1)	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Craig Benton	Treasurer	Indefinite	Assistant Treasurer of the Trust (2016 to 2021);	Not	Not
(born 1985)	& Vice	Term;	Assistant Vice President, U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Fund Services since November 2007.
Fund Services		December
615 East Michigan Street		2021.
Milwaukee, WI 53202
Kyle J. Buscemi	Assistant	Indefinite	Mutual Funds Administrator, U.S. Bank Global	Not	Not
(born 1996)	Treasurer	Term;	Fund Services since June 2018; Business	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Administration Student, 2014 to 2018.
Fund Services		June 2022.
615 East Michigan Street
Milwaukee, WI 53202
Jennifer N. Smith	Assistant	Indefinite	Mutual Funds Administrator, U.S. Bank Global	Not	Not
(born 1985)	Treasurer	Term;	Fund Services since 2007.	Applicable.	Applicable.
c/o U.S. Bank Global		Since
Fund Services		February
615 East Michigan Street		2023.
Milwaukee, WI 53202
Gazala Khan	Chief	Indefinite	Vice President and Compliance Officer,	Not	Not
(born 1969)	Compliance	Term;	U.S. Bank Global Fund Services since July 2022;	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Chief Compliance Officer Matthews Asia Fund
Fund Services		November	(May 2019 to July 15, 2022); Chief Compliance
615 East Michigan Street	Anti-	2022.	Officer GS Trust/VIT (June 2009 to May 2019);
Milwaukee, WI 53202	Money		Vice President GSAM (May 2005 to June 2009);
	Laundering		Staff Accountant, SEC Office of Compliance
	Officer		Inspection and Examination (1999 to 2005).

(1)	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

Hodges Mutual Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted a liquidity risk management program (the “program”). The Board has designated the Advisor to serve as the administrator of the program. Personnel of the Advisor conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the Advisor.

Under the program, the Advisor manages each Fund’s liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The Advisor’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Advisor regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, the Advisor provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

Hodges Mutual Funds

QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended March 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Fund	80.99%
Small Cap Fund	0.00%
Small Intrinsic Value Fund	78.79%
Blue Chip Equity Income Fund	76.59%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2023, was as follows:

Hodges Fund	80.99%
Small Cap Fund	0.00%
Small Intrinsic Value Fund	77.68%
Blue Chip Equity Income Fund	76.37%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the fiscal year ended March 31, 2023, was as follows:

Hodges Fund	100.00%
Small Cap Fund	0.00%
Small Intrinsic Value Fund	50.97%
Blue Chip Equity Income Fund	43.15%

Hodges Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N -PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling (866) 811-0224.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 811-0224. We will begin sending you individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.hodgesfunds.com.

Hodges Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public personal information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us verbally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

ANNUAL REPORT • MARCH 31, 2023

	Retail Class	Institutional Class
Fund	Shares	Shares

Hodges Fund
Ticker Symbol	HDPMX	N/A
CUSIP	742935109	N/A

Small Cap Fund
Ticker Symbol	HDPSX	HDSIX
CUSIP	742935299	742935224

Small Intrinsic Value Fund
Ticker Symbol	HDSVX	N/A
CUSIP	74316J318	N/A

Blue Chip Equity Income Fund
Ticker Symbol	HDPBX	N/A
CUSIP	742935174	N/A

HODGES MUTUAL FUNDS
www.hodgesfunds.com | (866) 811-0224

INVESTMENT ADVISOR
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue, Dallas, Texas 75201 | (888) 878-4426 | www.hodgescapital.com

CUSTODIAN
U.S. BANK N.A.
1555 N. RiverCenter Drive, Suite 302, Milwaukee,Wisconsin 53212

TRANSFER AGENT, FUND ACCOUNTANT, AND FUND ADMINISTRATOR
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701, Milwaukee,Wisconsin 53201-0701 | (866) 811-0224

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200, Milwaukee,Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TAIT, WELLER & BAKER LLP
50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor, New York, New York 10019

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli, and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hodges Fund

	FYE 3/31/2023	FYE 3/31/2022
Audit Fees	$21,200	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

     Hodges Small Cap Fund

	FYE 3/31/2023	FYE 3/31/2022
Audit Fees	$21,200	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

Hodges Blue Chip Equity Income Fund

	FYE 3/31/2023	FYE 3/31/2022
Audit Fees	$21,200	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

Hodges Small Intrinsic Value Fund

	FYE 3/31/2023	FYE 3/31/2022
Audit Fees	$21,200	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2023	FYE 3/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2023	FYE 3/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    June 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    June 8, 2023

By (Signature and Title)      /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    June 8, 2023

* Print the name and title of each signing officer under his or her signature.